UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 29, 2023

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

100 Summer Street, Suite 2300

Boston, Massachusetts 02110

(Address of principal executive offices)

(617) 621-7722

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 30, 2023, Ironwood Pharmaceuticals, Inc., a Delaware corporation (“Ironwood” or the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), which reported that on June 29, 2023, the Company completed its cash tender offer (the “Offer”) to acquire all of the outstanding registered ordinary shares, nominal value of CHF 0.05 per share of VectivBio Holding AG, a corporation limited by shares organized under the laws of Switzerland (“VectivBio”), at a price per share equal to $17.00, net to the shareholders of VectivBio in cash, without interest and subject to any applicable withholding taxes, pursuant to that certain Transaction Agreement (the “Transaction Agreement”), dated May 21, 2023, by and between Ironwood and VectivBio. This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Original 8-K to include an updated Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information, which Ironwood indicated would be provided no later than 71 days from the date on which the Original 8-K was required to be filed.

Item 9.01 of the Original 8-K is hereby amended and restated in its entirety as set forth below. The Original 8-K otherwise remains unchanged. This Amendment No. 1 should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of VectivBio for the years ended December 31, 2022, 2021 and 2020 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and VectivBio for the six-month period ended June 30, 2023 and for the year ended December 31, 2022, giving effect to the Offer and the transactions contemplated by the Transaction Agreement, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young AG for VectivBio Holding AG

99.1	Audited consolidated financial statements of VectivBio Holding AG for the years ended December 31, 2022, 2021 and 2020

99.2	Unaudited pro forma condensed combined financial information of the Company and VectivBio for the six month period ended June 30, 2023 and for the year ended December 31, 2022

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2023	Ironwood Pharmaceuticals, Inc.

	By:	/s/ Sravan K. Emany
Name: Sravan K. Emany
Title: Senior Vice President, Chief Financial Officer